SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C. 20549-1004


                                          FORM 8-K


                                       CURRENT REPORT


                             Pursuant to Section 13 or 15(d) of
                             The Securities Exchange Act of 1934


         January 31, 1994                                      Commission File
           Date of Report                                         No. 0-17540
(Date of earliest event reported)



                                MONTGOMERY WARD HOLDING CORP.
                   (Exact name of registrant as specified in its charter)




               Delaware                                           36-3571585
      (State or other jurisdiction                        (I.R.S. Employer
      of incorporation or organization)                   Identification No.)




         One Montgomery Ward Plaza
            Chicago, Illinois                                     60671-0042
(Address of Principal Executive Offices)                          (Zip Code)



                     Registrant's Telephone Number, Including Area Code:
                                       (312) 467-2000



                                       Not Applicable
                (Former name or former address, if changed since last report)

Item 5.  Other Events

   On January 31, 1994, Montgomery Ward & Co., Incorporated, a wholly-owned subsidiary of Montgomery Ward Holding Corp. (the registrant), signed a letter of intent to acquire Lechmere, Inc.

   On February 1, 1994, the registrant issued a press release with respect to the transactions as contemplated by the letter of intent. The press release is attached as Exhibit 1 hereto, and is incorporated herein by reference.



Item 7.  Exhibits

   1.    Press release issued by the registrant on February 1, 1994.

                                          SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MONTGOMERY WARD HOLDING CORP.



February 4, 1994                 By: /s/ John L. Workman
(Date)                              John L. Workman
                                    Executive  Vice President and
                                    Chief Financial Officer